UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

KKR Financial Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor
San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

415-315-3620

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.

On November 10, 2008, KKR Financial Holdings LLC (the “Company”) issued an earnings release announcing its financial results for the third quarter ended September 30, 2008. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Effective November 6, 2008, Scott A. Ryles was elected to serve on the Company’s board of directors. Mr. Ryles has also been appointed to serve on the Audit Committee and Affiliated Transactions Committee of the board of directors.

ITEM 9.01  Financial Statements and Exhibits.

Exhibit 99.1  Earnings release regarding the financial results for the third quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Financial Holdings LLC
(Registrant)
Date: November 10, 2008		/s/ JEFFREY B. VAN HORN
	By:	Jeffrey B. Van Horn
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings release regarding the financial results for the third quarter ended September 30, 2008.